AMENDMENT NO. 1 TO THE
DEBENTURE PURCHASE AGREEMENT
This AMENDMENT NO. 1 (this “Amendment”), dated as of November 7, 2022, amends that certain Debenture Purchase Agreement, dated as of October 6, 2022, (as it may be amended, supplemented or modified from time to time in accordance with the terms of the Debenture Purchase Agreement, the “Debenture Purchase Agreement”), by and between Remark Holdings, Inc., a Delaware corporation (the “Company”), and the buyer signatory thereto (collectively, with the Company, the “Parties”). Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Debenture Purchase Agreement.
WHEREAS, the Parties desire to amend the Debenture Purchase Agreement in the manner set forth herein.
NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
1.Amendments
a.Exhibit A to the Debenture Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Exhibit A hereto.
2.No Third Party Rights. This Amendment shall be for the sole benefit of the Parties and their respective successors, assigns and legal representatives and is not intended, nor shall be construed, to give any person or entity, other than the Parties and their respective successors, assigns and legal representatives, any legal or equitable right, remedy or claim hereunder.
3.Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each Party shall have received a counterpart hereof signed by all of the other Parties. Until and unless each Party has received a counterpart hereof signed by the other Parties, this Amendment shall have no effect and no Party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication). The exchange of a fully executed Amendment (in counterparts or otherwise) by electronic mail transmission (including in portable document format (pdf) or otherwise) or by facsimile shall be sufficient to bind the Parties to the terms and conditions of this Amendment. This Amendment shall only serve to amend and modify the Debenture Purchase Agreement and Exhibit A to the extent specifically provided herein. All terms, conditions, provisions and references of and to the Debenture Purchase Agreement and Exhibit A which are not specifically modified, amended and/or waived herein shall remain in full force and effect and shall not be altered by any provisions herein contained. On or after the date of this Amendment, each reference in the Debenture Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Debenture Purchase Agreement shall mean and be a reference to the Debenture Purchase Agreement as amended by this Amendment, and this Amendment shall be deemed to be a part of the Debenture Purchase Agreement. Notwithstanding the foregoing, references to the date of the Debenture Purchase Agreement, as amended hereby, “the date hereof” and “the date of this Agreement” shall continue to refer to October 6, 2022, and references to the date of the Amendment and “as of the date of the Amendment” shall refer to November 4, 2022.
4.Amendments; Waiver. No supplement, modification or amendment of this Amendment will be binding unless made by written agreement executed by all of the Parties, and any such modification or amendment shall be binding on all Parties.
5.Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Delaware.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned Parties have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

COMPANY: REMARK HOLDINGS, INC.

By:	/s/ Kai-Shing Tao
	Name:	Kai-Shing Tao
	Title:	Chief Executive Officer

BUYER: IONIC VENTURES, LLC

By:	/s/ Brendan O'Neil
	Name:	Brendan O’ Neil
	Title:	Authorized Signatory

Signature Page to Amendment No. 1 to the Debenture Purchase Agreement

EXHIBIT A

AMENDED AND RESTATED DEBENTURE